Exhibit 99.1

Schneider Announces Leadership Transition: Mark Rourke to Become Executive

Chairman; Jim Filter Named President and CEO

Effective July 1, 2026, the change is aligned with the company’s comprehensive multi-year succession planning process and growth strategy

GREEN BAY, Wis. (January 28, 2026) – Schneider National, Inc. (NYSE: SNDR), a premier multimodal provider of transportation, intermodal and logistics services, today announced a planned leadership transition designed to ensure continuity and position the company for its next phase of growth.

Mark Rourke, who has served as Schneider’s President and Chief Executive Officer since 2019, will assume the role of Executive Chairman of the Board of Directors effective July 1, 2026. In this new capacity, Rourke will continue to contribute to Schneider’s strategic direction and provide counsel to the leadership team and Board.

In conjunction with this change, the Board of Directors has appointed Jim Filter, currently Executive Vice President and Group President of Transportation and Logistics, Schneider’s next President and Chief Executive Officer, effective July 1, 2026. Filter is expected to be appointed to Schneider’s Board of Directors at a later date, following his transition to Chief Executive Officer.

“I am honored to take the helm at Schneider and continue to build on the momentum Mark and our team have created,” said Filter. “Schneider is well positioned for significant growth, and I’m eager to lead our talented team in advancing our technology solutions, expanding our multimodal network, and driving operational growth and excellence to create enduring value for all stakeholders.”

Also effective July 1, 2026, James Welch will assume the newly established role of Lead Independent Director of the Board, having served as Chairman since 2023 and as a Board member since 2018.

About Jim Filter

Jim Filter, 54, has more than 27 years of experience with Schneider, having led key business units and spearheaded operational and technology advancements. Filter has served in his current role since 2022, overseeing all of Schneider’s operating segments and playing a pivotal role in improving service quality and efficiency.

Filter began his Schneider career in 1998, holding multiple Division General Manager roles in areas such as Logistics & Supply Chain Management, Mexico Operations and Intermodal. He later advanced to Senior Vice President-General Manager of Intermodal and Chief Commercial Officer. Prior to joining Schneider, Filter served in the United States Marine Corps. He holds a bachelor’s degree from the University of Wisconsin-Green Bay and an MBA from Wayne State University.

“Jim is absolutely the right person to lead Schneider moving forward. He is a proven leader who understands our business and our customers, and I am confident he will build on our momentum and lead Schneider into an even stronger future,” said Rourke. “Schneider’s strength has always been its ability to adapt and lead in a constantly changing environment, and I am proud of what we’ve accomplished together. I look forward to continuing to support Jim and our strategic priorities as Executive Chairman.”

About Mark Rourke

Mark Rourke has been instrumental in advancing Schneider’s position as a leader in transportation and logistics. Under his direction, Schneider expanded its Intermodal network, reshaped Truckload into a preeminent Dedicated carrier through both organic and inorganic growth, advanced Logistics digital freight solutions, and strengthened its standing as a leading North American multimodal transportation provider. His deep industry expertise and commitment to Schneider’s associates and customers have shaped the company’s success for decades, which will continue in his new role.

“Mark’s reputation for integrity and expertise has long been recognized by colleagues, customers and industry peers alike. I’m confident that his leadership will provide continuity during this planned transition,” said Welch, current Board Chairman. “His new position will allow us to benefit from his strategic perspective, mentorship and meaningful contributions to the business.”

This transition is part of the Board of Directors’ succession planning process aimed at enhancing the company’s ability to meet evolving customer needs and ensuring stakeholder confidence.

About Schneider

Schneider is a premier multi-modal provider of transportation and logistics services. Offering one of the broadest portfolios in the industry, Schneider’s solutions include Regional and Long-Haul Truckload, Expedited, Dedicated, Bulk, Intermodal, Brokerage, Warehousing, Supply Chain Management, Port Logistics and Logistics Consulting.

Schneider has been safely delivering superior customer experiences and investing in innovation for 90 years. The company’s digital marketplace, Schneider FreightPower®, is revolutionizing the industry giving shippers access to an expanded, highly flexible capacity network and provides carriers with unmatched access to quality drop-and-hook freight – Always Delivering, Always Ahead.

For more information about Schneider, visit Schneider.com or follow the company socially on Facebook, LinkedIn and X: @WeAreSchneider.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current expectations, beliefs, plans, or forecasts with respect to, among other things, future events and financial performance and trends in the business and industry. The words “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “prospects,” “potential,” “budget,” “forecast,” “continue,” “predict,” “seek,” “objective,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar words, expressions, terms, and phrases among others, generally identify forward-looking statements, which speak only as of the date the statements were made. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks, and uncertainties. Readers are cautioned that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

The statements in this news release are based on currently available information and the current expectations, forecasts, and assumptions of the Company’s management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. Such risks and uncertainties include, among others, those discussed in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K filed on February 21, 2025, subsequent Reports on Form 10-Q and 8-K, and other filings we make with the U.S. Securities and Exchange Commission. In addition to any such risks, uncertainties, and other factors discussed elsewhere herein, risks, uncertainties, and other factors that could cause or contribute to actual results differing materially from those expressed or implied by the forward-

looking statements include, but are not limited to: unfavorable economic and market conditions, including inflation, tariffs, and trade disputes; our ability to successfully manage operational challenges and disruptions, as well as related federal, state, and local government responses arising from future pandemics; economic and business risks inherent in the truckload and transportation industry, including competitive pressures pertaining to pricing, capacity, and service; our ability to effectively manage truck capacity brought about by cyclical driver shortages and successfully execute our yield management strategies; our ability to maintain key customer and supply arrangements (including dedicated arrangements) and to manage disruption of our business due to factors outside of our control, such as natural disasters, acts of war or terrorism, disease outbreaks, or pandemics; volatility in the market valuation of our investments in strategic partners and technologies; our ability to manage and effectively implement our growth and diversification strategies and cost saving initiatives; our dependence on our reputation and the Schneider brand and the potential for adverse publicity, damage to our reputation, and the loss of brand equity; risks related to demand for our service offerings; risks associated with the loss of a significant customer or customers; capital investments that fail to match customer demand or for which we cannot obtain adequate funding; fluctuations in the price or availability of fuel, the volume and terms of diesel fuel purchase agreements, our ability to recover fuel costs through our fuel surcharge programs, and potential changes in customer preferences (e.g. truckload vs. intermodal services) driven by diesel fuel prices; fluctuations in the value and demand for our used Class 8 heavy-duty tractors and trailers; our ability to attract and retain qualified drivers, owner-operators, and third-party carriers in sufficient numbers to support our service offerings; our dependence on railroads in the operation of our intermodal business; changes in the outsourcing practices of our third-party logistics customers; difficulty in obtaining fuel, equipment, goods, and services from our vendors and suppliers; variability in insurance and claims expenses and the risks of insuring claims through our captive insurance company; the impact of laws and regulations that apply to our business, including those that relate to the environment, taxes, associates, owner-operators, and our captive insurance company; changes to those laws and regulations and the increased costs of compliance with existing or future federal, state, and local regulations; political, economic, and other risks from cross-border operations and operations in multiple countries; risks associated with financial, credit, and equity markets, including our ability to service indebtedness and fund capital expenditures and strategic initiatives; negative seasonal patterns generally experienced in the trucking industry during traditionally slower shipping periods and winter months; risks associated with severe weather and similar events; significant systems disruptions, including those caused by cybersecurity events and firmware defects; exposure to claims and lawsuits in the ordinary course of business; our ability to adapt to new technologies and new participants in the truckload and transportation industry.

The Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances which may occur after the date of this earnings release.

Source: Schneider SNDR

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